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                                                                   EXHIBIT 10.18


                             TRANSMETA CORPORATION

                         NON-PLAN STOCK OPTION AGREEMENT


        This Non-Plan Stock Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Transmeta Corporation, a Delaware corporation (the "COMPANY"), and the participant named below ("PARTICIPANT").

PARTICIPANT:
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SOCIAL SECURITY NUMBER:
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ADDRESS:
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TOTAL OPTION SHARES:
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EXERCISE PRICE PER SHARE:
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DATE OF GRANT:
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FIRST VESTING DATE:
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EXPIRATION DATE:
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                                        (unless earlier terminated under
                                         Section 3 below)


        1. GRANT OF OPTION. The Company hereby grants to Participant a nonqualified stock option (the "OPTION") to purchase the total number of shares of Common Stock, $0.00001 par value per share, of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement.

        2. EXERCISE PERIOD.

                2.1 Exercise Period of Option. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested and exercisable as to portions of the Shares as follows: (i) this Option shall not vest nor be exercisable with respect to any of the Shares until the First Vesting Date set forth on the first page of this Agreement (the "FIRST VESTING DATE"); (ii) on the First Vesting Date the Option will become vested and exercisable as to one-fourth of the Shares; and (iii) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to 2.0833% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.

                "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are


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"UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by
Participant without the Company's prior written consent.

                2.3 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 or Section 16.1 below.

        3. TERMINATION.

                3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination other than for Cause or because of Participant's death or Disability), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

                3.3 Termination for Cause. If Participant is Terminated for Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as determined by the Company's Board of Directors.

                3.4 No Obligation to Employ. Nothing in this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

                3.5 Definitions. The following terms used in this Agreement will have the meanings set forth in this Section. "TERMINATION" or "TERMINATED" means, for purposes of this Agreement with respect to Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company's Board of Directors, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Company's Board of Directors may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may the Option be exercised after the expiration of the term set forth herein. The Company's Board of Directors will have sole discretion to determine whether Participant has ceased to provided services and the effective date on which Participant ceased to provided services (the "TERMINATION DATE"). "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Company's Board of Directors. "CAUSE" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud or any unlawful use by the Participant of drugs or other controlled substances, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention


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assignment and confidentiality agreement or similar agreement between the
Company and the Participant, (iv) Participant's disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

        4. MANNER OF EXERCISE.

                4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company's Board of Directors from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

                4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

        (a) by cancellation of indebtedness of the Company to the Participant;

        (b) at the discretion of the Company's Board of Directors, by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

        (c) at the discretion of the Company's Board of Directors, by tender of a full recourse promissory note having such terms as may be approved by the Company's Board of Directors and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participant who is not an employee or director of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law;

        (d) by waiver of compensation due or accrued to Participant for services rendered;

        (e) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for


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            the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (f) by any combination of the foregoing.

                4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Company's Board of Directors permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a fair market value (as determined in good faith by the Company's Board of Directors) equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

        5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

        6. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

        7. INTENTIONALLY LEFT BLANK.

        8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date hereof of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                8.1 Exercise of Option. There may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Participant is or was an employee of the Company, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                8.2 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes.


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        9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.

        10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Company's Board of Directors for review. The resolution of such a dispute by the Company's Board of Directors shall be final and binding on the Company and Participant.

        11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior undertakings and agreements with respect to the subject matter hereof.

        12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

        13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

        14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

        15. TAX CONSEQUENCES. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

        16. CORPORATE TRANSACTIONS.

                16.1 Assumption or Replacement of Option by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Option is assumed, converted or replaced by the successor corporation, which assumption will be binding on Participant), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, the Option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on Participant. In the alternative, the successor corporation may substitute an equivalent Option or provide substantially similar consideration to Participant as was provided to stockholders (after taking into account the existing provisions of the Option). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 16.1. In the event such successor corporation (if any) refuses to assume or substitute the Option, as provided above, pursuant to a transaction described in this Subsection 16.1, then notwithstanding any other


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provision in this Agreement to the contrary, the Option will expire on such transaction at such time and on such conditions as the Company's Board of Directors will determine.

                16.2 Other Treatment of Option or Shares. Subject to any greater rights granted to Participant under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, the Option and the Shares will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

        17. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF PARTICIPANT. Participant hereby represents and warrants to, and agrees with, the Company that:

                17.1 AUTHORIZATION. This Agreement constitutes Participant's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                17.2 PURCHASE FOR OWN ACCOUNT. The Option will be acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Participant has no present intention of selling, granting any participation in, or otherwise distributing the same.

                17.3 DISCLOSURE OF INFORMATION. Participant has received or has had full access to all the information Participant considers necessary or appropriate to make an informed investment decision with respect to the Option. Participant further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Option and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Participant or to which Participant had access.

                17.4 INVESTMENT EXPERIENCE. Participant understands that the Option involves substantial risk. Participant: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Participant is able to fend for itself, can bear the economic risk of Participant's investment in the Option and has such knowledge and experience in financial or business matters that Participant is capable of evaluating the merits and risks of this investment in the Option and protecting Participant's own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Participant to be aware of the character, business acumen and financial circumstances of such persons.

                17.5 RESTRICTED SECURITIES. Participant understands that the Option is characterized as "restricted securities" under the Securities Act inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Participant represents that Participant is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Participant understands that the Company is under no obligation to register any of the securities sold hereunder. Participant understands that no public market now exists for the Option or the Shares and that it is uncertain whether a public market will ever exist for the Options or the Shares.

        18. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price of and number of Shares subject to the Option will be proportionately adjusted, subject to any required action by the Company's Board of Directors or stockholders and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in


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cash at fair market value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Company's Board of Directors.

        19. VOTING AND DIVIDENDS. Participant will not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.






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        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.

TRANSMETA CORPORATION                       PARTICIPANT

By:
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                                            (Signature)


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(Please print name)                         (Please print name)


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(Please print title)









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